SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 -------------------------------------------------------------------------------


Date of Report (Date of earliest event reported)  June 30, 1999
                                                  ------------------------------

                            Questron Technology, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                   0-13324             23-2257354
--------------------------------------------------------------------------------
   (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)            File Number)      Identification No.)

  6400 Congress Avenue, Suite 200A, Boca Raton, Florida               33487
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (561) 241-5251
                                                  ------------------------------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Questron Technology, Inc., a Delaware corporation (the "Registrant") hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated June 30, 1999 and filed on July 15, 1999 (the "Form 8-K"), as set forth in the pages attached hereto.

Item 7. Financial Statements and Exhibits.

                  (a) and (b). The financial statements and pro forma financial information required as part of this item are being filed in this amendment to the Form 8-K. This amendment is being filed within 60 days of filing of the Form 8-K. The financial statements being filed with this amendment are as follows:

                            Questron Technology, Inc.

                              Financial Statements


I.         Pro Forma Financial Statements (Unaudited)

Pro Forma Financial Statements -- Introduction..........................................................F-1

Questron Technology, Inc. Pro Forma Balance Sheet as of March 31, 1999 and Notes thereto................F-2

Questron Technology, Inc. Pro Forma Statement of Operations
     for the year ended December 31, 1998 and Notes thereto.............................................F-5

Questron Technology, Inc. Pro Forma Statement of Operations
     for the three months ended March 31, 1999 and Notes thereto.......................................F-10

Questron Technology, Inc. Pro Forma Statement of Operations
     for the three months ended March 31, 1998 and Notes thereto.......................................F-13

II.        Financial Statements of Action Threaded Products, Inc.

Report of Independent Auditors.........................................................................F-17

Action Threaded Products, Inc. Balance Sheet as of December 31, 1998 (Audited).........................F-18

Action Threaded Products, Inc. Statement of Income and Retained Earnings for the
      year ended December 31, 1998 (Audited)...........................................................F-19

Action Threaded Products, Inc. Statement of Cash Flows for the
      year ended December 31, 1998 (Audited)...........................................................F-20

Notes to Audited Financial Statements..................................................................F-21

Action Threaded Products, Inc. Balance Sheet as of March 31, 1999 (Unaudited)..........................F-25

Action Threaded Products, Inc. Statement of Income and Retained Earnings (Unaudited)...................F-26

Action Threaded Products, Inc. Statement of Cash Flows (Unaudited).....................................F-27

Note to Unaudited Financial Statements ................................................................F-28


                (c)  Exhibits.

                The exhibits required by Item 601 of Regulation S-K are hereby incorporated by reference to the Form 8-K.

               The following pro forma balance sheet and combined statements of operations, respectively, of the Registrant for the period ended March 31, 1999 and for the fiscal year ended December 31, 1998 and for the three month periods ended March 31, 1999 and March 31, 1998, give effect to the acquisitions by the Registrant of Action Threaded Products, Inc., an Illinois corporation ("Action"), Capital Fasteners, Inc., a North Carolina corporation ("Capital"), the net operating assets of Metro Form Corporation, an Ohio corporation d.b.a. Olympic Fasteners & Electronic Hardware ("Olympic"), Fortune Industries, Inc., a Texas corporation ("Fortune"), Fas-Tronics, Inc., a Texas corporation ("Fas-Tronics") and the net operating assets of AFCOM, Inc., a Florida corporation ("AFCOM"). For purposes of these pro forma financial statements, the acquisition by the Registrant of Fortune, Fas-Tronics and AFCOM are collectively referred to herein as the "Recent Acquisitions" and the acquisition by the Registrant of Action, Capital and Olympic are collectively referred to herein as the "Pending Acquisitions." A description of the acquisition of the Pending Acquisitions is included in Item 2 of the Form 8-K.

                            QUESTRON TECHNOLOGY, INC.
                     UNAUDITED PRO FORMA BALANCE SHEET DATA
                                 March 31, 1999


                                                                                                                         Pro Forma
                                                                        Pending                 Pro Forma                    As
                                                Actual             Acquisitions (1)          Adjustments (2)              Adjusted
                                             -----------------  -----------------------  ------------------------  -----------------
Assets
Cash and cash equivalents                        $   1,231,586             559,106                 (559,106)          $    1,231,586
Accounts receivable                                 12,245,381           3,890,974                 (240,265)              15,896,090
Inventories                                         23,212,218           7,228,128                                        30,440,346
Prepaid items/other                                    525,199              14,074                                           539,273
                                                --------------     ---------------                                  ----------------
    Total current assets                            37,214,384          11,692,282                                        48,107,295
Property and equipment--net                          1,994,860             534,127                                         2,528,987
Cost in excess of net assets of businesses
           acquired, net of amortization            37,705,021                   -                27,423,108              65,128,129
Deferred income taxes                                2,848,497             165,581                                         3,014,078
Other assets                                         2,687,774              92,061                 4,112,982               6,892,817
                                                --------------     ---------------                                   ---------------
    Total assets                                 $  82,450,536      $   12,484,051                                     $ 125,671,306
                                                 =============      ==============                                     =============

Liabilities and Shareholders' Equity
Accounts payable                                 $   5,592,946      $    2,396,794                                     $   7,989,740
Accrued expenses                                     1,323,531             599,225                 (575,000)               1,347,756
Income taxes                                           236,152             645,641                                           881,793
Current portion of long-term debt                    1,685,000           3,397,569               (3,397,569)               1,685,000
                                                 -------------      --------------                                    --------------
    Total current liabilities                        8,837,629           7,039,229                                        11,904,289
Long-term debt                                      44,477,790           1,433,804                34,250,306              80,161,900
Other non-current liabilities                          310,353                   -                                           310,353
Deferred income taxes                                  317,890                   -                                           317,890
Common stock subject to put option                     317,051                   -                                           317,051
Shareholders' equity                                28,189,823           4,011,018                   458,982              32,659,823
                                                 -------------     ---------------                                    --------------
    Total Liabilities and Shareholders' Equity   $  82,450,536     $    12,484,051                                     $ 125,671,306
                                                 =============     ===============                                     =============

                            QUESTRON TECHNOLOGY, INC.
                 Notes To Unaudited Pro Forma Balance Sheet Data
                                 March 31, 1999

1 To reflect historical balance sheet of Action, Capital and Olympic as of March 31, 1999, as follows:

                                              Action                 Capital            Olympic                       Total
                                          -------------          ------------        --------------              -------------
Assets
Cash and cash equivalents                  $     237,280          $    260,974        $       60,582             $     559,106
Accounts receivable                            1,695,870             1,000,606             1,194,498                 3,890,974
Inventories                                    3,711,402             2,197,551             1,319,175                 7,228,128
Prepaid items/other                               11,274                 2,800                     -                    14,074
                                           -------------          ------------        --------------             -------------
    Total current assets                       5,655,826             3,461,931             2,574,525                11,692,282
Property and equipment-- net                     205,111               180,572               148,444                   534,127
Deferred income taxes                                  -               165,581                     -                   165,581
Other assets                                           -                70,966                21,095                    92,061
                                           -------------          ------------        --------------             -------------
    Total assets                           $   5,860,937          $  3,879,050        $    2,744,064             $  12,484,051
                                           =============          ============        ==============             =============

Liabilities and Shareholders' Equity
Accounts payable                           $     831,812          $    880,326        $      684,656             $   2,396,794
Accrued expenses                                 383,318                20,403               195,504                   599,225
Income taxes                                      75,468               570,173                     -                   645,641
Current portion of long-term debt              2,300,000               141,329               956,240                 3,397,569
                                          --------------         -------------       ---------------           ---------------
    Total current liabilities                  3,590,598             1,612,231             1,836,400                 7,039,229

Long-term debt                                         -             1,368,457                65,347                 1,433,804
Shareholders' equity                           2,270,339               898,362               842,317                 4,011,018
                                          --------------         -------------          ------------           ---------------
    Total Liabilities and Shareholder's
     Equity                                $   5,860,937          $  3,879,050        $    2,744,064             $  12,484,051
                                           =============          ============        ==============             =============

                            QUESTRON TECHNOLOGY, INC.
           Notes To Unaudited Pro Forma Balance Sheet Data (continued)
                                 March 31, 1999

2 Adjustments to assets, liabilities and shareholder's equity in the pro forma balance sheet relating to the Pending Acquisitions are comprised of the following:


                                                             Action              Capital            Olympic
                                                        ---------------        -------------    ---------------
Cash:
To eliminate assets not required                        $     (237,280)     $   (260,974)     $      (60,852)
                                                         ===============     =============     ===============
Accounts receivable:
  To eliminate receivable not acquired                  $          -        $        -        $       (240,265)
                                                         ===============     =============     ===============

Cost in excess of net assets of businesses
acquired:
  To reflect excess purchase price relating to
  pending acquisitions                                  $     10,013,718    $    9,348,535    $      8,060,855
                                                         ===============     =============     ===============

Other assets:
  To reflect deferred acquisition costs relating to
  pending acquisitions                                  $          -        $        -        $          -
                                                         ===============     =============     ===============

Accrued expenses:
To reflect costs relating to acquisitions not paid
  at closing                                            $        191,667    $      191,667    $        191,666
                                                         ===============     =============     ===============

Short term portfolio of long term debt:
  To eliminate debt not acquired                        $     (2,300,000)   $     (141,329)   $       (956,240)
                                                         ===============     =============     ===============

Long term debt:
  To reflect long term debt assumed to fund
  purchases of pending acquisitions                     $           -       $         -       $           -

  To eliminate debt not acquired                                    -           (1,368,457)            (65,347)
                                                         ---------------     -------------     ---------------
                                                        $           -       $   (1,368,457)   $        (65,347)
                                                         ===============     =============     ===============

Shareholders' equity
  To record stock issued as a portion of purchase
  price                                                 $      1,800,000 $         650,000    $      1,000,000

  To record stock issued to subordinated debt holders

  To eliminate equity of pending acquisitions                 (2,270,339)         (898,362)           (842,317)
                                                         ---------------     -------------     ---------------
                                                        $       (470,339)   $     (248,362)   $        157,683
                                                         ===============     =============     ===============




                                                           Questron                Total
                                                         --------------      --------------
Cash:
To eliminate assets not required                        $             -     $    (559,106)
                                                         ==============      ==============

Accounts receivable:
  To eliminate receivable not acquired                  $            -      $    (240,265)
                                                         ==============      ==============

Cost in excess of net assets of businesses
acquired:
  To reflect excess purchase price relating to
  pending acquisitions                                  $            -     $   27,423,108
                                                         ==============      =============

Other assets:
  To reflect deferred acquisition costs relating to
  pending acquisitions                                  $     4,112,982    $    4,112,982
                                                         ==============      =============

Accrued expenses:
  To reflect costs relating to acquisitions not paid
  at closing                                            $           -      $     575,000
                                                         ==============      =============

Short term portfolio of long term debt:
  To eliminate debt not acquired                        $           -      $  (3,397,569)
                                                         ==============      =============

Long term debt:
  To reflect long term debt assumed to fund
  purchases of pending acquisitions                     $    35,684,110    $  35,684,110


  To eliminate debt not acquired                                    -         (1,433,804)
                                                         --------------      -------------
                                                        $    35,684,110    $  34,250,306
                                                         ==============      =============

Shareholders' equity
  To record stock issued as a portion of purchase
  price                                                 $           -      $   3,450,000


  To record stock issued to subordinated debt
  holders                                                     1,020,000        1,020,000


  To eliminate equity of pending acquisitions                         -       (4,011,018)
                                                          --------------     -------------
                                                        $     1,020,000    $     452,982
                                                          ==============     =============

                            QUESTRON TECHNOLOGY, INC.
                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA
                          Year ended December 31, 1998




                                                                         Pro forma
                                                                       Adjustments--
                                                         Recent           Recent                            Pending
                                       Actual         Acquisitions(1)  Acquisitions(2)   Subtotal        Acquisitions(3)
                                    ------------     ---------------   --------------  ------------     ---------------

Revenues                            $ 56,968,007     $  17,417,581                   $ 74,385,588      $  36,290,847
Costs of products and  services
  sold                                34,319,326        10,129,125                     44,448,451         21,335,126
                                      ----------        ----------                     ----------         ----------
Gross profit                          22,648,681         7,288,456                     29,937,137         14,955,721
Selling, general and
  administrative expenses             13,385,018         4,904,691       (730,638)     17,559,071         13,109,739
Depreciation and amortization            984,185            51,989        316,000       1,352,174            173,290
                                     -----------       -----------                     ----------        -----------
  Operating income                     8,279,478         2,331,776                     11,025,892          1,672,692
Interest expense                       2,709,979           132,239      1,690,091       4,532,309            410,733
Other (income) expense, net                    -           (38,556)                       (38,556)           (56,547)
                                      ----------        ----------                     ----------         ----------
Income before income taxes             5,569,499         2,238,093                      6,532,139          1,318,506
Income taxes                           2,283,495                 -        394,163       2,677,658            432,068
                                      ----------        ----------                     ----------         ----------
  Net income                        $  3,286,004     $   2,238,093                   $  3,854,481      $     886,438
                                      ==========        ==========                     ==========         ==========




                                     Pro forma
                                     Adjustments--        Pro Forma
                                      Pending                As
                                    Acquisitions(4)       Adjusted
                                    --------------     ----------------

Revenues                                               $  110,676,435
Costs of products and  services
  sold                                                     65,783,577
                                                          -----------
Gross profit                                               44,892,858
Selling, general and
  administrative expenses              (3,289,021)         27,379,789
Depreciation and amortization             685,577           2,211,041
                                                          -----------
  Operating income                                         15,302,028
Interest expense                        4,952,213           9,895,255
Other (income) expense, net                                   (95,103)
                                                          ------------
Income before income taxes                                  5,501,876
Income taxes                             (677,861)          2,431,865
                                                          -----------
  Net income                                            $   3,070,011
                                                          ===========

                            QUESTRON TECHNOLOGY, INC.
             NOTES UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA
                          Year ended December 31, 1998

1 The pro forma statement of operations reflects the following historical financial data of (a) Fortune for the period from January 1, 1998 through June 30, 1998, (b) Fas-Tronics for the period from January 1, 1998 through June 30, 1998, and (c) AFCOM for the period from January 1, 1998 through November 30, 1998 (collectively, the "Recent Acquisitions"):


                                                     Fortune                   Fas-Tronics                     AFCOM
                                            -------------------------    ------------------------     ------------------------

Revenues                                  $                 6,212,295  $                4,948,166  $                 6,257,120
Cost of goods sold                                          3,546,775                   2,986,670                    3,595,680
                                            -------------------------    ------------------------     ------------------------
Gross profit                                                2,665,520                   1,961,496                    2,661,440
Selling, general and  administrative
  expenses                                                  1,784,041                     983,975                    2,136,675
Depreciation and  amortization                                 16,067                       6,972                       28,950
                                            -------------------------    ------------------------     ------------------------
  Operating income                                            865,412                     970,549                      495,815
Interest expense                                               10,777                      69,877                       51,585
Other (income) expense, net                                   (29,476)                          -                       (9,080)
                                            -------------------------    ------------------------     ------------------------
Income before  income taxes                                   884,111                     900,672                      453,310
Income taxes                                                        -                           -                            -
                                            -------------------------    ------------------------     ------------------------
  Net income                              $                   884,111  $                  900,672  $                   453,310
                                            =========================    ========================     ========================


                                                      Total
                                             -----------------------

Revenues                                   $              17,417,581
Cost of goods sold                                        10,129,125
                                             -----------------------
Gross profit                                               7,288,456
Selling, general and  administrative
  expenses                                                 4,904,691
Depreciation and  amortization                                51,989
                                             -----------------------
  Operating income                                         2,331,776
Interest expense                                             132,239
Other (income) expense, net                                  (38,556)
                                             -----------------------
Income before  income taxes                                2,238,093
Income taxes                                                       -
                                             -----------------------
  Net income                               $               2,238,093
                                             =======================


2 Adjustments to costs and expenses in the pro forma statement of operations relating to the Recent Acquisitions are comprised of the following:


                                             Fortune          Fas-Tronics          AFCOM               Total
                                          ------------      ---------------      -----------       --------------
Selling, general and
administrative:
     To adjust salaries, bonuses and
     benefit amounts to reflect those
     established in contractual
     agreements between the
     Company and certain owners
     and key employees acquired in
     the Recent Acquisitions              $   (80,508)       $         -       $  (409,646)        $   (490,154)

     To eliminate expense related to
     non-compete agreements
     terminated concurrently with
     the Recent Acquisitions                 (118,770)           (64,186)               -              (182,956)


                            QUESTRON TECHNOLOGY, INC.
       NOTES UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA (Continued)
                          Year ended December 31, 1998


                                                     Fortune                     Fas-Tronics                      AFCOM
                                            -------------------------    ---------------------------    --------------------------
     To eliminate expenses incurred
     by acquired companies directly
     related to their acquisition by
     the Company                                              (28,278)                       (29,250)                            -
                                            -------------------------    ---------------------------    --------------------------
                                          $                  (277,556) $                     (93,436) $                   (409,646)
                                            =========================    ===========================    ==========================

Depreciation and amortization:
     To reflect amortization of
     purchase cost in excess of net
     assets acquired, using a 40-
     year amortization period             $                   115,000  $                      85,000  $                    116,000
                                            =========================    ===========================    ==========================

Interest expense:
     To reflect increase in interest
     expense and amortization of
     debt issuance costs attributable
     to obligations incurred to
     complete the Recent
     Acquisitions


Income taxes:
     To reflect provision for federal
     and state income taxes at the
     effective tax rate for the
     Company


                                                     Total
                                              --------------------

     To eliminate expenses incurred
     by acquired companies directly
     related to their acquisition by
     the Company                                          (57,528)
                                              -------------------
                                            $            (730,638)
                                              ===================

Depreciation and amortization:
     To reflect amortization of
     purchase cost in excess of net
     assets acquired, using a 40-
     year amortization period               $             316,000
                                              ===================

Interest expense:
     To reflect increase in interest
     expense and amortization of
     debt issuance costs attributable
     to obligations incurred to
     complete the Recent
     Acquisitions                           $           1,690,091
                                              ===================

Income taxes:                               $             394,163
     To reflect provision for federal         ===================
     and state income taxes at the
     effective tax rate for the
     Company


3   The pro forma statement of operations include the following financial data of the Pending Acquisitions for the year ended
    December 31, 1998:



                                              Action                  Capital                   Olympic                 Total
                                       ---------------------    -------------------      --------------------     ---------------
Revenues                             $            16,319,305 $            9,495,531   $            10,476,011  $       36,290,847
Cost of goods sold                                10,205,870              5,003,854                 6,125,402          21,335,126
                                       ---------------------    -------------------      --------------------     ---------------
Gross profit                                       6,113,435              4,491,677                 4,350,609          14,955,721
Selling, general and administrative
  expenses                                         5,816,257              3,349,584                 3,943,898          13,109,739
Depreciation and amortization                         47,597                 72,722                    52,971             173,290
                                       ---------------------    -------------------      --------------------     ---------------
  Operating income                                   249,581              1,069,371                   353,740           1,672,692
Interest expense                                     167,575                142,430                   100,728             410,733

                            QUESTRON TECHNOLOGY, INC.
       NOTES UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA (Continued)
                          Year ended December 31, 1998


                                         Action                    Capital                    Olympic                 Total
                                  ---------------------    -----------------------      --------------------     ---------------
Other (income) expense, net                     (24,918)                    (2,134)                  (29,495)            (56,547)
                                  ---------------------    -----------------------      --------------------     ---------------
Income before income taxes                      106,924                    929,075                   282,507           1,318,506
Income taxes                                     60,000                    372,068                         -             432,068
                                  ---------------------    -----------------------      --------------------     ---------------
  Net income                    $                46,924 $                  557,007   $               282,507  $          886,438
                                  =====================    =======================      ====================     ===============


4   Adjustments to costs and expense in the pro forma statement of operations relating to Pending Acquisitions are comprised of the following:




                                                              Action             Capital             Olympic             Questron
                                                         -----------------   ----------------   ------------------  ----------------
Selling, general and administrative expenses:
    To adjust salaries, bonuses and benefit
    amounts to reflect contractual agreements
    between the Company and certain owners
    and key employees acquired in the Pending
    Acquisitions                                        $       (1,813,095) $        (385,394) $          (959,000) $              -

    To eliminate expenses incurred by acquired
    companies directly related to their
    acquisition by the Company                                      (8,250)           (37,282)             (56,000)                -

    To adjust lease expense to reflect contractual
    agreements between the Company and
    certain owners acquired in the Pending
    Acquisitions                                                         -                  -              (30,000)                -
                                                         -----------------   ----------------   ------------------  ----------------
                                                        $       (1,821,345) $        (422,676) $        (1,045,000)$               -
                                                         =================   ================   ==================  ================

Depreciation and amortization:
    To reflect amortization of purchase cost in
    excess of net assets acquired, using a 40-
    year amortization period                            $          250,343  $         233,713  $           201,521 $               -
                                                         =================   ================   ==================  ================

Interest expense:
    To reflect increase in interest expense and
    amortization of debt issuance costs
    attributable to obligations incurred to
    complete the Pending Acquisitions                   $                -  $              -   $                 - $      4,194,644



                                                              Total
                                                          -------------
Selling, general and administrative expenses:
    To adjust salaries, bonuses and benefit
    amounts to reflect contractual agreements
    between the Company and certain owners
    and key employees acquired in the Pending
    Acquisitions                                         $   (3,157,489)

    To eliminate expenses incurred by acquired
    companies directly related to their
    acquisition by the Company                                 (101,532)

    To adjust lease expense to reflect contractual
    agreements between the Company and
    certain owners acquired in the Pending
    Acquisitions                                                (30,000)
                                                          -------------
                                                         $   (3,289,021)
                                                          =============

Depreciation and amortization:
    To reflect amortization of purchase cost in
    excess of net assets acquired, using a 40-
    year amortization period                             $      685,577
                                                          =============

Interest expense:
    To reflect increase in interest expense and
    amortization of debt issuance costs
    attributable to obligations incurred to
    complete the Pending Acquisitions                    $    4,194,644

                            QUESTRON TECHNOLOGY, INC.
       NOTES UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA (Continued)
                          Year ended December 31, 1998


                                                         Action             Capital             Olympic            Questron
                                                    -----------------   ----------------    -----------------  ----------------
    To reflect amortization of discount on debt                     -                  -                    -           170,000

    To reflect amortization of debt issuance
    costs attributable to obligations incurred to
    complete Pending Acquisitions                                   -                  -                    -           587,569
                                                    -----------------   ----------------   ------------------  ----------------
                                                   $                -  $               -  $                 - $       4,952,213
                                                    =================   ================   ==================  ================
Income taxes:
    To reflect provision for federal and state
    income taxes at the effective tax rate for the
    Company                                        $          807,721  $         236,220  $           506,694 $      (2,228,496)
                                                    =================   ================   ==================  =================

                                                            Total
                                                      ----------------
    To reflect amortization of discount on debt               170,000

    To reflect amortization of debt issuance
    costs attributable to obligations incurred to
    complete Pending Acquisitions                             587,569
                                                        -------------
                                                       $    4,952,213
                                                        =============
Income taxes:
    To reflect provision for federal and state
    income taxes at the effective tax rate for the
    Company                                            $     (677,861)
                                                        =============

                            QUESTRON TECHNOLOGY, INC.
                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA
                    For the three months ended March 31, 1999





                                                                                              Pending
                                                                  Actual                    Acquisitions(1)
                                                            -------------------       ------------------------
Revenues                                                            $19,304,486                     $9,259,293
Costs of products and services sold                                  11,815,652                      5,540,207
                                                            -------------------       ------------------------
Gross profit                                                          7,488,834                      3,719,086
Selling, general and administrative expenses                          4,676,636                      3,071,599
Depreciation and amortization                                           368,948                         41,769
                                                            -------------------       ------------------------
    Operating income                                                  2,443,250                        605,718
Interest expense                                                      1,251,952                         70,199
Other (income) expense, net                                                   -                         (3,274)
                                                            -------------------       ------------------------
Income before income taxes                                            1,191,298                        538,793
Income taxes                                                            488,432                        153,941
                                                            -------------------       ------------------------
    Net Income                                                      $   702,866                     $  384,852
                                                            ===================       ========================


                                                                  Pro Forma
                                                                  Adjustments--                  Pro Forma
                                                                     Pending                       As
                                                                  Acquisitions(2)                Adjusted
                                                               -------------------      -------------------------
Revenues                                                                                              $28,563,779
Costs of products and services sold                                                                    17,355,859
                                                                                        -------------------------
Gross profit                                                                                           11,207,920
Selling, general and administrative expenses                              (611,698)                     7,136,537
Depreciation and amortization                                              171,394                        582,111
                                                                                        -------------------------
    Operating income                                                                                    3,489,272
Interest expense                                                         1,221,861                      2,544,012
Other (income) expense, net                                                                                (3,274)
                                                                                        -------------------------
Income before income taxes                                                                                948,534
Income taxes                                                              (208,729)                       433,644
                                                                                        -------------------------
    Net Income                                                                                        $   514,890
                                                                                                       ==========


                            QUESTRON TECHNOLOGY, INC.
            Notes to Unaudited Pro Forma Statement of Operations Data
                    For the three months ended March 31, 1999



1 The pro forma statement of operations include the following financial data of the Pending Acquisitions for the three months ended
  March 31, 1999:


                                                                    Action                       Capital
                                                            -----------------------      -----------------------
Revenues                                                                 $4,133,586                   $2,498,707
Cost of goods sold                                                        2,498,917                    1,449,290
                                                            -----------------------      -----------------------
Gross profit                                                              1,634,669                    1,049,417
Selling, general and admin. expenses                                      1,464,838                      756,761
Depreciation and amortization                                                33,369                        8,400
                                                            -----------------------      -----------------------
    Operating income                                                        136,462                      284,256
Interest expense                                                             23,360                       25,839
Other (income) expense, net                                                  19,212                      (11,486)
                                                            -----------------------      -----------------------
Income before income taxes                                                   93,890                      269,903
Income taxes                                                                 53,000                      100,941
                                                            -----------------------      -----------------------
    Net Income                                                           $   40,890                   $  168,962
                                                            =======================      =======================


                                                                   Olympic                     Total
                                                            ---------------------       --------------------
Revenues                                                               $2,627,000                 $9,259,293
Cost of goods sold                                                      1,592,000                  5,540,207
                                                            ---------------------       --------------------
Gross profit                                                            1,035,000                  3,719,086
Selling, general and admin. expenses                                      850,000                  3,071,599
Depreciation and amortization                                                   -                     41,769
                                                            ---------------------       --------------------
    Operating income                                                      185,000                    605,718
Interest expense                                                           21,000                     70,199
Other (income) expense, net                                               (11,000)                    (3,274)
                                                            ---------------------       --------------------
Income before income taxes                                                175,000                    538,793
Income taxes                                                                    -                    153,941
                                                            ---------------------       --------------------
    Net Income                                                         $  175,000                $   384,852
                                                            =====================       ====================


2   Adjustments to costs and expenses in the pro forma statement of operations relating to the Pending Acquisitions are comprised of the following:

                                                                Action                Capital                Olympic
                                                           ----------------       ----------------      ------------------
Selling, general and administrative expenses:
    To adjust salaries, bonuses and benefit
    amounts to reflect contractual agreements
    between the Company and certain owners and
    key employees acquired in the Pending
    Acquisitions                                                 $ (439,975)            $  (45,629)             $  (18,094)
    To eliminate expenses incurred by acquired
    companies directly related to their acquisition
    by the Company                                                        -                      -                (100,000)
    To adjust lease expense to reflect contractual
    agreements between the Company and certain
    owners acquired in the Pending Acquisitions                           -                      -                  (8,000)
                                                           ----------------       ----------------      ------------------
                                                                 $ (439,975)            $  (45,629)              $(126,094)
                                                           ================       ================      ==================

Depreciation and amortization:
    To reflect amortization of purchase cost in
    excess of net assets acquired, using a 40-year
    amortization period                                          $   62,586             $   58,428              $   50,380
                                                           ================       ================      ==================


Interest expense:
    To reflect increase in interest expense and
    amortization of debt issuance costs attributable
    to obligations incurred to complete the Pending
    Acquisitions                                                 $        -             $        -              $        -



                                                              Questron                   Total
                                                           ----------------       -------------------
Selling, general and administrative expenses:
    To adjust salaries, bonuses and benefit
    amounts to reflect contractual agreements
    between the Company and certain owners and
    key employees acquired in the Pending
    Acquisitions                                            $             -                $ (503,698)
    To eliminate expenses incurred by acquired
    companies directly related to their acquisition
    by the Company                                                        -                  (100,000)
    To adjust lease expense to reflect contractual
    agreements between the Company and certain
    owners acquired in the Pending Acquisitions                           -                    (8,000)
                                                           ----------------       -------------------
                                                            $             -                $ (611,698)
                                                           ================       ===================

Depreciation and amortization:
    To reflect amortization of purchase cost in
    excess of net assets acquired, using a 40-year
    amortization period                                     $             -                $  171,394
                                                           ================       ===================


Interest expense:
    To reflect increase in interest expense and
    amortization of debt issuance costs attributable
    to obligations incurred to complete the Pending
    Acquisitions                                                $ 1,032,469                $1,032,469

                            QUESTRON TECHNOLOGY, INC.
      Notes to Unaudited Pro Forma Statement of Operations Data (continued)
                    For the three months ended March 31, 1999



                                                                Action                Capital                Olympic
                                                       ---------------------      -----------------      ----------------
    To reflect amortization of discount on debt                           -                      -                       -
    To reflect amortization of debt issuance costs
    attributable to obligations incurred to complete
    the Pending Acquisitions                                              -                      -                       -
                                                           ----------------       ----------------      ------------------
                                                               $          -             $        -            $          -
                                                           ================       ================      ==================
Income taxes:
    To reflect provision for federal and state
    income taxes at the effective tax rate for the
    Company                                                    $    187,239             $   41,048            $    112,821
                                                           ================       ================      ==================


                                                           Questron                   Total
                                                       ------------------     ----------------------
    To reflect amortization of discount on debt                   42,500                    42,500
    To reflect amortization of debt issuance costs
    attributable to obligations incurred to complete
    the Pending Acquisitions                                     146,892                   146,892
                                                        ----------------       -------------------
                                                              $1,221,861                $1,221,861
                                                        ================       ===================
Income taxes:
    To reflect provision for federal and state
    income taxes at the effective tax rate for the
    Company                                                   $ (549,837)               $ (208,729)
                                                        ================       ===================

                            QUESTRON TECHNOLOGY, INC.
                UNAUDITED PRO FORMA STATEMENT OF OPERATIONS DATA
                    For the three months ended March 31, 1998





                                                                            Pro forma
                                                                          Adjustments-
                                                           Recent             Recent                                 Pending
                                          Actual        Acquisitions(1)   Acquisitions(2)     Subtotal            Acquisitions(3)
                                    -----------------  ----------------   ----------------  -------------       -----------------

Revenues                                  $  10,400,966  $  7,424,468                       $  17,825,434          $   9,199,761

Costs of products and
    services sold                             6,181,350     4,315,427                          10,496,777              5,494,938
                                              ---------     ---------                          ----------              ---------
Gross profit                                  4,219,616     3,109,041                           7,328,657              3,704,823
Selling, general and
    administrative expenses                   2,490,567     1,910,094            (221,281)      4,179,380              2,884,469

Depreciation and
    amortization                                163,600        22,086             131,636         317,322                 42,026
                                    -------------------   -----------      ---------------  -------------           ------------
     Operating income                         1,565,449     1,176,861                           2,831,955                778,328
Interest expense                                281,375             -             758,574       1,039,949                102,556

Other (income) expense, net                           -             -                                   -                (23,752)
                                    -------------------  ------------      ---------------   ------------           -------------
Income before income taxes                    1,284,074     1,176,861                           1,792,006                699,524

Income taxes                                    526,470             -             208,252         734,722                230,431
                                    -------------------  ------------      ---------------   ------------           -------------
    Net income                            $     757,604  $  1,176,861                       $   1,057,284          $     469,093
                                        =============== =============                      ==============        ===============

                                Pro forma
                               Adjustments-        Pro Forma
                                 Pending              As
                               Acquisitions(4)     Adjusted
                              ---------------   ----------------

Revenues                                         $    27,025,195

Costs of products and
    services sold                                     15,991,715
                                               ------------------
Gross profit                                          11,033,480
Selling, general and
    administrative expenses         (456,098)          6,607,751

Depreciation and
    amortization                     171,394             530,742
                                 -----------   ------------------
     Operating income                                  3,894,987
Interest expense                   1,433,864           2,576,369


Other (income) expense, net                              (23,752)
                                 -----------   ------------------
Income before income taxes                             1,342,370


Income taxes                        (378,310)            586,843
                                 -----------   ------------------
    Net income                                   $       755,527
                                                 ===============

                            QUESTRON TECHNOLOGY, INC.
            Notes to Unaudited Pro Forma Statement of Operations Data
                    For the three months ended March 31, 1998


 1    The pro forma statement of operations reflect the following historical financial data of Fortune, Fas-Tronics and AFCOM for the period from January 1, 1998 through March 31, 1998:

                                                         Fortune              Fas-Tronics                AFCOM
                                                   ------------------      -----------------        ----------------
Revenues                                                 $  3,275,762           $  2,384,680             $ 1,764,026
Cost of goods sold                                          1,853,337              1,443,289               1,018,801
Gross profit                                                1,422,425                941,391                 745,225
Selling, general and administrative expenses                  891,943                463,344                 554,807
Depreciation and amortization                                   8,033                  3,486                  10,567
     Operating income                                         522,449                474,561                 179,851
Interest expense                                                    -                      -                       -
Other (income) expense, net                                         -                      -                       -
                                                          -----------            -----------              ----------
Income before income taxes                                    522,449                474,561                 179,851
Income taxes                                                        -                      -                       -
                                                          -----------            -----------              ----------
     Net income                                          $    522,449           $    474,561             $   179,851
                                                          ===========            ===========              ==========

                                                       Total
                                                   ----------------
Revenues                                             $   7,424,468
Cost of goods sold                                       4,315,427
Gross profit                                             3,109,041
Selling, general and administrative expenses             1,910,094
Depreciation and amortization                               22,086
     Operating income                                    1,176,861
Interest expense                                                 -
Other (income) expense, net                                      -
                                                      ------------
Income before income taxes                               1,176,861
Income taxes                                                     -
                                                      ------------
     Net income                                      $   1,176,861
                                                      ============


2    Adjustments to costs and expenses in the pro forma statement of operations relating to the Recent Acquisitions are comprised of the following:

                                                                         Fortune              Fas-Tronics                AFCOM
                                                                   ------------------      -----------------       ----------------
Selling, general and administrative:
     To adjust salaries, bonuses and benefit amounts to
     reflect those established in contractual agreements
     between the Company and certain owners and key
     employees acquired in the Recent Acquisitions                       $   (79,308)           $        -              $   (83,238)

     To eliminate expense related to non-compete
     agreements terminated concurrently with the Recent
     Acquisitions                                                            (13,965)               (44,770)
                                                                        -------------         --------------           ------------

                                                                         $   (93,273)           $   (44,770)            $   (83,238)
                                                                         ===========            ===========             ===========

Depreciation and amortization:
     To reflect amortization of purchase cost in excess of net assets acquired, using a 40-year amortization period
Interest expense:

                                                                Total
                                                           --------------

Selling, general and administrative:
     To adjust salaries, bonuses and benefit amounts to
     reflect those established in contractual agreements
     between the Company and certain owners and key
     employees acquired in the Recent Acquisitions           $  (162,546)

     To eliminate expense related to non-compete
     agreements terminated concurrently with the Recent
     Acquisitions                                                (58,735)

                                                             $  (221,281)

Depreciation and amortization:
     To reflect amortization of purchase cost in excess of
     net assets acquired, using a 40-year amortization
     period                                                  $   131,636
                                                             ===========
Interest expense:

                            QUESTRON TECHNOLOGY, INC.
      Notes to Unaudited Pro Forma Statement of Operations Data (continued)
                    For the three months ended March 31, 1998

                                                                          Fortune              Fas-Tronics                AFCOM
                                                                      --------------        ----------------          -------------

     To reflect increase in interest expense and amortization of debt issuance costs attributable to obligations incurred to complete the Recent
     Acquisitions
Income taxes:
     To reflect provision for federal and state income taxes at the effective tax rate for the Company



                                                                   Total
                                                                 --------------
     To reflect increase in interest expense and
     amortization of debt issuance costs attributable to
     obligations incurred to complete the Recent
     Acquisitions                                                $   758,574
                                                                 ===========
Income taxes:
     To reflect provision for federal and state income
     taxes at the effective tax rate for the Company             $   208,252
                                                                 ===========


3  The pro forma statement of operations include the following financial data of the Pending Acquisitions for the three months ended
   March 31, 1998:

                                                       Action                 Capital                 Olympic
                                                    -------------           ------------            ------------
Revenues                                              $ 4,331,421           $   2,365,340           $  2,503,000
Cost of goods sold                                      2,765,162              1,232,776               1,497,000
                                                     ------------           ------------            ------------
Gross profit                                            1,556,259              1,132,564               1,006,000
Selling, general and administrative expenses            1,405,341                697,128                 782,000
Depreciation and amortization                              26,071                 15,955                       -
                                                     ------------           ------------            ------------
     Operating income                                     134,847                419,481                 224,000
Interest expense                                           46,022                 35,534                  21,000
Other (income) expense, net                               (20,356)                (3,396)                      -
                                                     ------------           ------------            ------------
Income before income taxes                                109,181                387,343                 203,000
Income taxes                                               61,000                169,431                       -
                                                     ------------           ------------            ------------
     Net income                                       $    48,181           $    217,912             $   203,000
                                                       ==========            ===========              ==========

                                                       Total
                                                    ------------

Revenues                                             $ 9,199,761
Cost of goods sold                                     5,494,938
                                                    ------------
Gross profit                                           3,704,823
Selling, general and administrative expenses           2,884,469
Depreciation and amortization                             42,026
                                                    ------------
     Operating income                                    778,328
Interest expense                                         102,556
Other (income) expense, net                              (23,752)
                                                    ------------
Income before income taxes                               699,524
Income taxes                                             230,431
                                                    ------------
     Net income                                      $   469,093
                                                      ==========


4    Adjustments to costs and expenses in the pro forma statement of operations relating to the Pending Acquisitions are comprised of the following:

                                                                    Action               Capital                 Olympic
                                                               -------------           ------------            -----------
Selling, general and administrative expenses:
    To adjust salaries, bonuses and benefit
    amounts to reflect contractual agreements
    between the Company and certain owners
    and key employees acquired in the Pending
    Acquisitions                                               $   (388,627)          $   (35,947)          $   (24,024)

    To adjust lease expense to reflect
    contractual agreements between the
    Company and certain owners acquired                                   -                     -                (7,500)
                                                            ----------------         --------------        --------------
                                                               $   (388,627)          $   (35,947)          $   (31,524)
                                                               =============          ============          ============


                                                              Questron                 Total
                                                           ---------------      ----------------
Selling, general and administrative expenses:
    To adjust salaries, bonuses and benefit
    amounts to reflect contractual agreements
    between the Company and certain owners
    and key employees acquired in the Pending
    Acquisitions                                           $            -          $   (448,598)

    To adjust lease expense to reflect
    contractual agreements between the
    Company and certain owners acquired                                                  (7,500)
                                                          ---------------       ----------------
                                                           $            -          $   (456,098)
                                                          ===============       ================

                            QUESTRON TECHNOLOGY, INC.
      Notes to Unaudited Pro Forma Statement of Operations Data (continued)
                    For the three months ended March 31, 1998

                                                                 Action               Capital               Olympic
                                                          -----------------       ----------------      ---------------
Depreciation and amortization:
    To reflect amortization of purchase cost in
    excess of net assets acquired, using a 40-
    year amortization period                                $        62,586       $        58,428            $   50,530
                                                              =============             =========             =========
Interest expense:
    To reflect increase in interest expense and
    amortization of debt issuance costs
    attributable to obligations incurred to
    complete the Pending Acquisitions                       $             -       $             -            $        -

    To reflect amortization of discount on debt                           -                     -                     -

    To reflect amortization of debt issuance
    costs attributable to obligations incurred to
    complete the Pending Acquisitions                                     -                     -                     -
                                                              -------------             ---------             ---------
                                                            $             -       $             -            $        -
                                                              =============             =========             =========
Income taxes:
    To reflect provision for federal and state
    income taxes at the effective tax rate for the
    Company                                                 $       163,014       $        21,050            $   82,865
                                                              =============             =========             =========

                                                              Questron                Total
                                                           ---------------      ----------------
Depreciation and amortization:
    To reflect amortization of purchase cost in
    excess of net assets acquired, using a 40-
    year amortization period                                 $           -         $     171,544
                                                            ==============      ================
Interest expense:
    To reflect increase in interest expense and
    amortization of debt issuance costs
    attributable to obligations incurred to
    complete the Pending Acquisitions                        $   1,244,472         $   1,244,472

    To reflect amortization of discount on debt                     42,500                42,500

    To reflect amortization of debt issuance
    costs attributable to obligations incurred to
    complete the Pending Acquisitions                              146,892               146,892
                                                             -------------        --------------
                                                             $   1,433,864         $   1,433,864
                                                            ==============      ================
Income taxes:
    To reflect provision for federal and state
    income taxes at the effective tax rate for the
    Company                                                  $    (645,239)        $    (378,310)
                                                            ==============      ================


                         Report of Independent Auditors


Board of Directors
Action Threaded Products, Inc.

We have audited the accompanying balance sheet of Action Threaded Products, Inc. (the "Company") as of December 31, 1998, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Action Threaded Products, Inc. at December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                         /s/ ERNST & YOUNG LLP

                                         ERNST & YOUNG LLP

April 9, 1999
Except for Note 6, as to which the date is May 7, 1999

                         Action Threaded Products, Inc.

                                  Balance Sheet

                                December 31, 1998


Assets
Current assets:
           Cash                                                                                $   112,477
           Accounts receivable, net of allowance for doubtful accounts of $32,500                1,191,034
           Inventory                                                                             3,859,017
           Other current assets                                                                     35,121
                                                                                       -------------------
Total current assets                                                                             5,197,649

Property and equipment, net                                                                        212,057
                                                                                       -------------------

Total assets                                                                                   $ 5,409,706
                                                                                       ===================
Liabilities and shareholders' equity
Current liabilities:
                   Accounts payable and accrued expenses                                       $ 1,880,257
                   Notes payable to bank                                                           900,000
                   Notes payable to officers                                                       400,000
                                                                                       -------------------
           Total current liabilities                                                             3,180,257

           Shareholders' equity:
                   Common stock, $10 par value, 3,000 shares authorized, 2,622 shares
                     issued, 2,576 shares outstanding                                               25,760
                   Additional paid-in-capital                                                      115,457
                   Retained earnings                                                             2,106,232
                                                                                       -------------------
                                                                                                 2,247,449
                   Less 46 shares held in treasury, at cost                                        (18,000)
                                                                                       -------------------
                                                                                                 2,229,449
                                                                                       -------------------

Total liabilities and shareholders' equity                                                     $ 5,409,706
                                                                                       ===================




                             See accompanying notes

                         Action Threaded Products, Inc.

                             Statement of Income and
                                Retained Earnings

                          Year ended December 31, 1998


Sales                                                                                   $ 16,319,305
Cost of Sales                                                                             10,205,870
                                                                              ----------------------
Gross Profit                                                                               6,113,435

Operating expenses:
                   Depreciation                                                               47,597
                   Selling, general and administrative expenses                            5,816,257
                                                                              ----------------------
                                                                                           5,863,854
                                                                              ----------------------
Income from operations                                                                       249,581

Other income and (expense):
                   Interest expense                                                         (167,575)
                   Interest and other income                                                  24,918
                                                                              ----------------------

Income before provision for taxes                                                            106,924

Provision for taxes                                                                           60,000
                                                                              ----------------------
Net income                                                                                    46,924
Retained earnings at beginning of year                                                     2,059,308
                                                                              ----------------------
Retained earnings at end of year                                                        $  2,106,232
                                                                              ======================



                             See accompanying notes

                         Action Threaded Products, Inc.

                             Statement of Income and
                                Retained Earnings

                          Year ended December 31, 1998

     Operating activities
     Net Income                                                                           $   46,924

     Adjustments  to  reconcile  net income to net cash  provided  by  operating activities:
                   Depreciation and amortization                                              47,596
                   Gain on cash surrender value of officers' life insurance                  (34,717)
     Change in operating assets and liabilities:
                   Increase in accounts receivable                                          (121,768)
                   Increase in inventory                                                     (17,108)
                   Decrease in other current assets                                           16,325
                   Increase in accounts payable and accrued expenses                         336,454
                                                                              ----------------------
                   Net cash provided by operating activities                                 273,706

     Investing activities
                   Acquisition of property and equipment                                     (20,777)
                   Proceeds from sale of officers' life insurance                            325,996
                                                                              ----------------------
                   Net cash provided by investing activities                                 305,219

     Financing activities
                   Proceeds from issuance of notes payable to officers                       400,000
                   Net repayment of note payable to bank                                    (875,000)
                                                                              ----------------------
                   Net cash used in financing activities                                    (475,000)
                                                                              ----------------------

                   Net increase in cash                                                      103,925
                   Cash at beginning of year                                                   8,552
                                                                              ----------------------
                   Cash at end of year                                                    $  112,477
                                                                              ======================


Supplemental Information

The Company paid $167,575 in interest and $37,600 in taxes during the year ended December 31, 1998.

During 1998, the Company disposed of fully-depreciated equipment with an original cost of $34,668.


                             See accompanying notes.

                         ACTION THREADED PRODUCTS, INC.
                          NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1.   Organization and Summary of Significant Accounting Policies

Organization

Action Threaded Products, Inc., an Illinois corporation (the "Company"), is a distributor of industrial fasteners and other small parts (commonly referred to as "C" inventory items) sold to original equipment manufacturers ("OEM's").

Cash Equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventory

Inventories, which consist of finished goods, are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method.

Property, Equipment and Depreciation

Property and equipment is stated at cost and depreciated using the straight-line method over estimated useful lives of the assets ranging from five to seven years. Leasehold improvements are amortized over the remaining lives of the leases.

Property and equipment consists of the following at December 31, 1998:


Machinery and equipment               $       753,258
Transportation and equipment                   17,298
Furniture and fixtures                        149,594
Leasehold improvements                        137,207
                                      ---------------
                                            1,057,357
                                             (845,300)
                                      ---------------
Less accumulated depreciation         $       212,057
                                      ===============

Long-lived assets are evaluated for impairment where events or circumstances indicate that their carrying amounts may not be recoverable. The Company makes an assessment of recoverability by estimating the future undiscounted cash flows excluding interest charges expected to result from the use of the property and its eventual disposition. If the carrying amount exceeds the aggregate future cash flows, an impairment loss is recognized to the extent that the carrying amount exceeds the fair value of the property.

                         ACTION THREADED PRODUCTS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)


Concentrations of Credit Risk

The Company places its cash and cash equivalents with federally insured financial institutions. From time to time, cash balances in bank accounts may exceed the $100,000 federally insured limit. The Company believes that it is not exposed to any significant concentration of credit risk with respect to cash and cash equivalents.


The Company extends credit to its customers which results in accounts receivable arising from its normal business activities. The Company does not require collateral from its customers, but routinely assesses the financial strength of its customers. Due to the large number of customers comprising the Company's customer base and their dispersion across different industries, management believes that its receivable credit risk exposure is limited.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.  Notes Payable

On August 28, 1995 the Company entered into a revolving credit agreement for up to $2,500,000 at an interest rate of prime plus 1%. On July 14, 1998, a new revolving credit agreement was executed that allowed the Company to borrow up to $2,750,000 (the "Revolver"). The Revolver accrues interest at the prime rate (7.75% at December 31, 1998) and is secured by the assets of the Company. The outstanding balance at December 31, 1998, was $900,000.

On May 29, 1998, the Company borrowed $400,000 from two of the officers of the Company. These loans bear interest at 6% and are payable on demand. During 1998, interest expense paid to officers amounted to approximately $14,000.

3.  Income Taxes

The Company accounts for income taxes under the liability method as required by Financial Accounting Standards Board Statement No. 109, Accounting for Income Taxes. Deferred income taxes at December 31, 1998 and for the year then ended were not material.

The provision for income taxes consists of the following:

                         ACTION THREADED PRODUCTS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)




Current:
     Federal                                              $38,000
     State                                                 22,000
                                                        ---------
                                                          $60,000
                                                        =========
4. Pension Plans

The Company has a defined contribution plan for eligible employees established pursuant to the provisions of Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan covers eligible employees who qualify as to age and length of service. Eligible employees may make contributions up to 10% of their salaries, subject to maximum contributory limits imposed by the Internal Revenue Service. The Company does not contribute to this plan.

The Company maintains a profit sharing plan and trust (the "Profit Sharing Plan") for its eligible employees. The Company's annual contributions are discretionary and are allocated based on an employee's first $150,000 of compensation, in proportion to total compensation for all employees. Contributions under the Profit Sharing Plan aggregated approximately $171,000 for the year ended December 31, 1998 and are included in selling, general and administrative expense.

5. Lease Commitments

The Company leases certain office and warehouse space under non-cancelable operating leases. Rental expense for all non-cancelable operating leases amounted to approximately $372,000 for the year ended December 31, 1998.

Aggregate minimum lease commitments are as follows:


Year ending December 31

1999                    $   317,000
2000                        297,000
2001                        228,000
2002                        141,000
                      -------------
                        $   983,000
                      =============

The Company leases a facility that is owned by certain shareholders of the Company. Rent expense and other related costs of $134,000 associated with this facility is included in general and administrative expenses for the year ended December 31, 1998.

                         ACTION THREADED PRODUCTS, INC.
                  NOTES TO FINANCIAL STATEMENTS -- (Continued)

6.  Subsequent Event

On May 7, 1999, the shareholders of the Company agreed to sell all of the outstanding shares of the Company's common stock that are issued and outstanding or held in treasury to a third party for total consideration of approximately $13,800,000, subject to adjustment based on the future earnings of the Company. The transaction is expected to close in June 1999.

7. Impact of Year 2000 (Unaudited)

The Year 2000 Issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations, including among other things, a temporary inability to process transactions, send invoices, or engage in normal business activities.

Management believes that the Company has completed modifications to its software and that its computer system will function properly with respect to dates in the year 2000 and thereafter. Management also believes that the risk associated with its information systems is not significant and, accordingly, management does not anticipate that the Year 2000 Issue will have a significant impact on its information system or result in a significant commitment of resources to resolve the potential problems associated with this event.

Additionally, the Company continues to assess its exposure to the Year 2000 Issue with respect to its major clients and vendors. The Company's key vendors have confirmed that either they are Year 2000 compliant or they will be Year 2000 compliant before the end of fiscal 1999.

                         Action Threaded Products, Inc.

                            Balance Sheet (Unaudited)

                                 March 31, 1999




Assets
Current assets:
Cash                                                                                       $     237,280
Accounts receivable, net of allowance for doubtful accounts of $12,500
                                                                                               1,695,870
Inventory                                                                                      3,711,402
Other current assets                                                                              11,274
                                                                                      ------------------
Total current assets                                                                           5,655,826

Property and equipment, net                                                                      205,111

Other assets                                                                                           -
                                                                                     -------------------
Total assets                                                                               $   5,860,937
                                                                                     ===================

Liabilities and shareholders' equity
Current liabilities:
Accounts payable and accrued expenses                                                      $   1,290,598
Note payable to bank                                                                           2,300,000
                                                                                      ------------------
Total current liabilities                                                                      3,590,598
                                                                                     -------------------

Shareholders' equity:
Common stock, $10 par value, 3,000 shares authorized, 2,622 shares issued,
2,576 shares outstanding                                                                          25,760
Additional paid-in capital                                                                       115,457
Retained earnings                                                                              2,147,122
                                                                                     -------------------
                                                                                               2,288,339
Less 46 shares held in treasury, at cost                                                         (18,000)
                                                                                     -------------------
                                                                                               2,270,339
                                                                                      ------------------
Total liabilities and shareholders' equity                                                 $   5,860,937
                                                                                     ===================



                             See accompanying note.

                         Action Threaded Products, Inc.

             Statements of Income and Retained Earnings (Unaudited)


                                                                    Three months ended March 31,
                                                                1998                              1999
                                                      -------------------------         ------------------------

Sales                                                            $    4,331,421                   $    4,133,586
Cost of sales                                                         2,765,162                        2,498,917
                                                      -------------------------         ------------------------
Gross profit                                                          1,566,259                        1,634,669

Operating expenses:
   Depreciation                                                          26,071                           33,369
   Selling, general and administrative expenses                       1,405,341                        1,464,838
                                                      -------------------------         ------------------------
                                                                      1,431,412                        1,498,207
                                                      -------------------------         ------------------------
Income from operations                                                  134,847                          136,462

Other income and (expense):
   Interest expense                                                     (46,022)                         (23,360)
   Interest and other income (expense)                                   20,356                          (19,212)
                                                      -------------------------         ------------------------

Income before provision for taxes                                       109,181                           93,890

Provision for taxes                                                      61,000                           53,000
                                                      -------------------------         ------------------------
Net income                                                               48,181                           40,890
Retained earnings at beginning of period                              2,059,308                        2,106,232
                                                      -------------------------         ------------------------
Retained earnings at end of period                               $    2,107,489                   $    2,147,122
                                                      =========================         ========================



                             See accompanying note.

                         Action Threaded Products, Inc.

                      Statements of Cash Flows (Unaudited)



                                                                                  Three months ended March 31,
                                                                               1998                          1999
                                                                      ----------------------        -----------------------
Operating activities
Net income                                                                         $  48,181                     $   40,890
Adjustments to reconcile net income to net cash provided by
   operating activities:
      Depreciation and amortization                                                   26,071                         33,369
      Recovery of accounts previously written off                                          -                        (20,000)
      Gain on cash surrender value of officers' life insurance                       (22,012)                             -
      Changes in operating assets and liabilities:
        Increase in accounts receivable                                             (404,613)                      (484,836)
        (Increase) decrease in inventory                                            (391,771)                       147,615
        Decrease in other current assets                                              40,991                         23,847
        Increase (decrease) in accounts payable and
           accrued expenses                                                          339,747                       (589,659)
        Decrease in other assets                                                         112                              -
                                                                      ----------------------        -----------------------
Net cash used in operating activities                                               (363,294)                      (848,774)

Investing activities
Acquisition of property and equipment                                                      -                        (26,423)
                                                                      ----------------------        -----------------------
Net cash used in investing activities                                                      -                        (26,423)

Financing activities
Repayments of notes payable to officers                                                    -                       (400,000)
Net proceeds of note payable to bank                                                 375,000                      1,400,000
                                                                      ----------------------        -----------------------
Net cash provided by financing activities                                            375,000                      1,000,000
                                                                      ----------------------        -----------------------
Net increase in cash                                                                  11,706                        124,803
Cash at beginning of period                                                            8,552                        112,477
                                                                      ----------------------        -----------------------
Cash at end of period                                                              $  20,258                     $  237,280
                                                                      ======================        =======================


Supplemental Information

The Company paid $46,021 and $23,359 in interest and $0 and $1,525 in taxes during the three months ended March 31, 1998 and 1999, respectively.

During the three months ended March 31, 1998, the Company disposed of fully-depreciated equipment with an original cost of $33,179.



                             See accompanying note.

                         Action Threaded Products, Inc.

                          Note to Financial Statements

                                 March 31, 1999





1. Interim Financial Information



The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles from interim financial information and should be read in conjunction with Action Threaded Products, Inc.'s audited financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included. Such adjustments are of a normal recurring nature. Operating results for the three months ended March 31, 1998 and 1999 are not necessarily indicative of the results that may be expected for any other period or for a full fiscal year.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          QUESTRON TECHNOLOGY, INC.

Date:  August 13, 1999    By:   /s/ Dominic A. Polimeni
                               ------------------------
                                 Name:  Dominic A. Polimeni
                                 Title: Chairman and Chief Executive Officer